Loan Commitments and Standby Letters of Credit	12 Months Ended
Dec. 31, 2013
Guarantees [Abstract]
Loan Commitments and Standby Letters of Credit
Loan Commitments and Standby Letters of Credit

Loan commitments are made to accommodate the financial needs of the Company's customers. Standby letters of credit commit the Company to make payments on behalf of customers when certain specified future events occur. They primarily are issued to facilitate the customers' normal course of business transactions. Standby performance letters of credit are written conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Historically, almost all of the Company's standby letters of credit expire unfunded.

The credit risk associated with letters of credit is essentially the same as that of traditional loan facilities and are subject to the Company's normal underwriting and credit policies. Since the majority of the commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future funding requirements. Commitments generally have fixed expiration dates or other termination clauses. Management believes that the proceeds obtained through a liquidation of collateral, the enforcement of guarantees and normal collection activities against the borrower would be sufficient to cover the potential amount of future payment required under the corresponding letters of credit.

The Company does not issue any guarantees that would require liability recognition or disclosure, other than standby letters of credit. There was no liability for guarantees under standby letters of credit at December 31, 2013. The amount of the liability for guarantees under standby letters of credit issued was $48,000 as of December 31, 2012.

In addition to standby letters of credit, in the normal course of business there are unadvanced loan commitments. At December 31, 2013, the Company had $561.0 million in total unused commitments, including the standby letters of credit. Management does not anticipate any material losses as a result of these transactions.

The Company's maximum exposure to credit loss for loan commitments (unfunded loans and unused lines of credit, including home equity lines of credit) and standby letters of credit outstanding were as follows:

	December 31,
(in thousands)	2013	2012
Unfunded commitments of existing commercial loans	$385,674	$308,721
Unfunded commitments of existing consumer/residential loans	106,024	98,903
Standby letters of credit	37,217	34,052
Commitments to grant loans	32,077	4,862
Total	$560,992	$446,538